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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 1996

                    PRUDENTIAL-BACHE/WATSON & TAYLOR, LTD.-2
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             (Exact name of Registrant as specified in its charter)

Texas                             0-13518                            75-1933081
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(State or other jurisdiction     (Commission                   (I.R.S. Employer
 of incorporation                File Number)               Identification No.)
 or organization)

One Seaport Plaza, New York, New York 10292-0116
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(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (212) 214-1016

                                      N/A
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         (Former name or former address, if changed since last report)

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Item 5. Other Events.

   On June 14, 1996, Prudential-Bache/Watson & Taylor, Ltd.-2 (the ``Partnership''), announced that it had entered into a contract with Public Storage, Inc. for the sale of all of the Partnership's properties for an aggregate sales price of $18,000,000. A copy of the press release announcing this decision is attached hereto as Exhibit 99.4 and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

   99.4 Press release dated June 14, 1996

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                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Prudential-Bache/Watson & Taylor, Ltd.-2

By: Prudential-Bache Properties, Inc.
    A Delaware corporation, General Partner
     By: /s/ Thomas F. Lynch, III                 Date: June 20, 1996
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     Thomas F. Lynch, III
     President
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